Exhibit (b)



                      CERTIFICATION UNDER SECTION 906
                      -------------------------------
                     OF THE SARBANES-OXLEY ACT OF 2002
                     ---------------------------------


George H. Walker, Chief Executive Officer, and Tobin V. Levy, Chief Financial Officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Registrant"), each certify to the best of their knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2005 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer

Goldman Sachs Hedge Fund                    Goldman Sachs Hedge Fund
Partners Registered Fund, LLC               Partners Registered Fund, LLC

 /s/ George H. Walker                       /s/ Tobin V. Levy
----------------------------------          ----------------------------------
George H. Walker                            Tobin V. Levy

Date:  March 10, 2006                       Date: March 10, 2006



This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.